Exhibit 99.1
News Release

Investor Contact:	Media Contact:
Mark Bette	Doug Holt
(312) 444-2301	(312) 557-1571
Mark_Bette@ntrs.com	Doug_Holt@ntrs.com

https://www.northerntrust.com

NORTHERN TRUST CORPORATION REPORTS THIRD QUARTER
NET INCOME OF $294.5 MILLION, EARNINGS PER DILUTED COMMON SHARE OF $1.32

CHICAGO, OCTOBER 21, 2020 — Northern Trust Corporation today reported third quarter net income per diluted common share of $1.32, compared to $1.69 in the third quarter of 2019 and $1.46 in the second quarter of 2020. Net income was $294.5 million, compared to $384.6 million in the prior-year quarter and $313.3 million in the prior quarter. The current quarter included a $43.4 million pre-tax charge related to a corporate action processing error.
    “Northern Trust continued to perform well amid the challenging interest rate environment,” said Michael O’Grady, Chairman and Chief Executive Officer. “Our performance in the quarter resulted in a return on average common equity of 10.5%. Noninterest revenue grew 3% compared to the prior year, while net interest income declined 21%, as we navigated the low interest rate environment. Assets Under Custody and Administration and Assets under Management performed well, ending the quarter at $13.1 trillion, up 13% and $1.3 trillion, up 9% from the prior year, respectively.”
O’Grady added, “Our balance sheet and capital strength, which support our clients’ liquidity needs, continued to evidence resilience through the recent market turbulence. Throughout the shifting climate, we continue to focus on serving our clients and the communities of which we are a part with distinction, while continuing to drive efficiencies into our businesses and invest for future growth.”

THIRD QUARTER 2020 RESULTS

SUMMARY RESULTS & KEY METRICS

				% Change vs.
($ In Millions except per share data)	Q3 2020	Q2 2020	Q3 2019	Q2 2020	Q3 2019
Trust, Investment and Other Service Fees	$1,003.8	$961.5	$975.5	4%	3%
Other Noninterest Income	152.7	172.5	144.7	(12)	6
Net Interest Income (FTE*)	336.5	379.8	425.3	(11)	(21)
Total Revenue (FTE*)	1,493.0	1,513.8	1,545.5	(1)	(3)
Noninterest Expense	1,094.7	1,036.9	1,036.3	6	6
Provision for Credit Losses	0.5	66.0	(7.0)	(99)	N/M
Provision for Income Taxes	95.4	89.9	124.0	6	(23)
FTE Adjustment*	7.9	7.7	7.6	1	3
Net Income	$294.5	$313.3	$384.6	(6)%	(23)%
Earnings Allocated to Common and Potential Common Shares	275.0	305.1	362.7	(10)	(24)
Diluted Earnings per Common Share	$1.32	$1.46	$1.69	(10)%	(22)%
Return on Average Common Equity	10.5%	12.2%	14.9%
Return on Average Assets	0.83%	0.91%	1.31%
Average Assets	$140,925.4	$138,770.6	$116,352.1	2%	21%
N/M - Not meaningful
(*)     Net interest income and total revenue presented on a fully taxable equivalent (FTE) basis are non-generally accepted accounting principle financial measures that facilitate the analysis of asset yields. Please refer to the Reconciliation to Fully Taxable Equivalent section for further detail.
CLIENT ASSETS
Assets under custody/administration (AUC/A) and assets under management are the primary drivers of the Corporation’s trust, investment and other servicing fees, the largest component of noninterest income. The following table presents the Corporation’s AUC/A, assets under custody (a component of AUC/A), and assets under management by reporting segment.

	As of			% Change vs.
($ In Billions)	September 30, 2020*	June 30, 2020	September 30, 2019	June 30, 2020	September 30, 2019
Assets Under Custody/Administration
Corporate & Institutional Services (C&IS)	$12,263.2	$11,347.1	$10,864.0	8%	13%
Wealth Management	814.4	751.2	701.2	8	16
Total Assets Under Custody/Administration	$13,077.6	$12,098.3	$11,565.2	8%	13%
Assets Under Custody
Corporate & Institutional Services	$9,312.2	$8,542.7	$8,061.4	9%	16%
Wealth Management	810.4	747.9	698.7	8	16
Total Assets Under Custody	$10,122.6	$9,290.6	$8,760.1	9%	16%
Assets Under Management
Corporate & Institutional Services	$993.2	$954.0	$901.3	4%	10%
Wealth Management	318.5	303.8	300.5	5	6
Total Assets Under Management	$1,311.7	$1,257.8	$1,201.8	4%	9%
(*)    Client assets for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission.

THIRD QUARTER 2020 RESULTS (continued)

TRUST, INVESTMENT AND OTHER SERVICING FEES

				% Change vs.
($ In Millions)	Q3 2020	Q2 2020	Q3 2019	Q2 2020	Q3 2019
C&IS Trust, Investment and Other Servicing Fees
Custody and Fund Administration	$395.0	$376.3	$392.2	5%	1%
Investment Management	136.8	128.4	114.7	7	19
Securities Lending	19.7	27.3	20.1	(28)	(2)
Other	33.4	34.2	32.9	(2)	2
Total C&IS	$584.9	$566.2	$559.9	3%	4%

Wealth Management Trust, Investment and Other Servicing Fees
Central	$151.1	$142.1	$157.3	6%	(4)%
East	110.9	104.2	106.8	7	4
West	84.7	80.0	83.6	6	1
Global Family Office	72.2	69.0	67.9	4	6
Total Wealth Management	$418.9	$395.3	$415.6	6%	1%

Total Consolidated Trust, Investment and Other Servicing Fees	$1,003.8	$961.5	$975.5	4%	3%
Q3 2020 vs. Q2 2020
C&IS and Wealth Management trust, investment and other servicing fees are impacted by both one-month and one-quarter lagged asset values.
C&IS trust, investment and other servicing fees increased compared to the prior quarter.
▪Custody and fund administration fees increased primarily due to favorable currency translation and favorable markets.
▪Investment management fees increased primarily due to favorable markets.
▪Securities lending fees decreased primarily due to lower spreads.
Wealth Management trust, investment and other servicing fees increased from the prior quarter, primarily due to favorable markets, partially offset by higher money market mutual fund waivers.
Q3 2020 vs. Q3 2019
C&IS and Wealth Management trust, investment and other servicing fees are impacted by both one-month and one-quarter lagged asset values.
C&IS trust, investment and other servicing fees increased compared to the prior-year quarter.
▪Custody and fund administration fees increased primarily due to favorable currency translation and new business, partially offset by unfavorable markets.
▪Investment management fees increased primarily due to new business.
Wealth Management trust, investment and other servicing fees increased compared to the prior-year quarter, primarily due to favorable markets, partially offset by higher money market mutual fund waivers.

THIRD QUARTER 2020 RESULTS (continued)

OTHER NONINTEREST INCOME

				% Change vs.
($ In Millions)	Q3 2020	Q2 2020	Q3 2019	Q2 2020	Q3 2019
Other Noninterest Income
Foreign Exchange Trading Income	$61.6	$71.3	$59.7	(14)%	3%
Treasury Management Fees	11.6	11.4	11.2	1	3
Security Commissions and Trading Income	26.0	33.2	29.1	(22)	(10)
Other Operating Income	53.5	56.5	45.1	(5)	19
Investment Security Gains (Losses), net	—	0.1	(0.4)	(100)	N/M
Total Other Noninterest Income	$152.7	$172.5	$144.7	(12)%	6%
N/M - Not meaningful
Q3 2020 vs. Q2 2020

▪Foreign exchange trading income decreased primarily due to lower client volumes and decreased market volatility.
▪Security commissions and trading income decreased primarily due to lower revenue from interest rate swaps and referral fees.
▪Other operating income decreased primarily due to a lower market value adjustment for a seed capital investment relative to the prior quarter, partially offset by lower expenses for existing swap agreements related to Visa Inc. Class B common shares.

Q3 2020 vs. Q3 2019

▪Foreign exchange trading income increased primarily due to increased market volatility.
▪Other operating income increased primarily due to income related to a bank-owned life insurance program and higher miscellaneous income. The higher miscellaneous income was primarily associated with a market value increase in the supplemental compensation plans, which also resulted in a related increase in supplemental compensation plans expense in other operating expense.

THIRD QUARTER 2020 RESULTS (continued)

NET INTEREST INCOME

				% Change vs.
($ In Millions)	Q3 2020	Q2 2020	Q3 2019	Q2 2020	Q3 2019
Net Interest Income
Interest Income (FTE*)	$363.3	$414.0	$628.4	(12)%	(42)%
Interest Expense	26.8	34.2	203.1	(21)	(87)
Net Interest Income (FTE*)	$336.5	$379.8	$425.3	(11)%	(21)%
Average Earning Assets	$129,368	$125,182	$104,959	3%	23%
Net Interest Margin (FTE*)	1.03%	1.22%	1.61%
(*) Interest income, net interest income and net interest margin presented on an FTE basis are non-generally accepted accounting principle financial measures that facilitate the analysis of asset yields. Please refer to the Reconciliation to Fully Taxable Equivalent section for further detail.

Q3 2020 vs. Q2 2020

▪Net interest income on an FTE basis decreased primarily due to a lower net interest margin, partially offset by an increase in average earning assets.
▪The net interest margin on an FTE basis decreased primarily due to declining asset yields as securities and loans repriced to lower interest rates.
▪Average earning assets increased primarily due to higher levels of securities and short-term interest-bearing deposits with banks, partially offset by lower levels of loans. Funding of the balance sheet reflected higher levels of client deposits.
Q3 2020 vs. Q3 2019
▪Net interest income on an FTE basis decreased primarily due to a lower net interest margin, partially offset by an increase in average earning assets.
▪The net interest margin on an FTE basis decreased primarily due to lower interest rates and a balance sheet mix shift.
▪Average earning assets increased primarily due to higher levels of short-term interest-bearing deposits with banks, securities, and loans. Funding of the balance sheet reflected higher levels of client deposits.

THIRD QUARTER 2020 RESULTS (continued)

PROVISION FOR CREDIT LOSSES

	As of and for the three-months ended,			% Change vs.
($ In Millions)	September 30, 2020	June 30, 2020	September 30, 2019	June 30, 2020	September 30, 2019
Allowance for Credit Losses
Beginning Allowance for Credit Losses	$267.0	$198.4	$134.1	35%	99%
Provision for Credit Losses	0.5	66.0	(7.0)	(99)	N/M
Net Recoveries (Charge-Offs)	0.4	2.6	0.6	(83)	(22)
Ending Allowance for Credit Losses	$267.9	$267.0	$127.7	—%	110%
Allowance assigned to:
Loans and Leases	$215.4	$210.2	$105.7	2%	104%
Undrawn Loan Commitments and Standby Letters of Credit	44.9	49.0	22.0	(8)	104
Debt Securities and Other Financial Assets	7.6	7.8	—	(2)%	N/M
Ending Allowance for Credit Losses	$267.9	$267.0	$127.7	—%	110%
N/M - Not meaningful

Q3 2020
▪The provision in the current quarter was primarily due to an increase in the reserve evaluated on a collective basis, which relates to pooled financial assets sharing similar risk characteristics. The increase in the collective basis reserve was driven by projected economic conditions resulting from the ongoing COVID-19 pandemic and related market and economic impacts, with increases in the private client, commercial real estate, and residential real estate portfolios, partially offset by a decrease in the commercial and institutional portfolio. The overall increase in the reserve on a collective basis was partially offset by a decrease in the reserve associated with loans evaluated on an individual basis.
Q2 2020
▪The provision in the prior quarter was primarily due to an increase in the reserve evaluated on a collective basis driven by downgrades in the portfolio and more severe projected economic conditions, both resulting from the ongoing COVID-19 pandemic and related market and economic impacts, with the largest increases in the commercial and institutional and commercial real estate portfolios.
Q3 2019
▪The credit provision in the prior-year quarter was primarily driven by a decrease in the specific allowance attributable to the residential real estate portfolio and a slight decrease in the inherent allowance under the previous “incurred loss” model.

THIRD QUARTER 2020 RESULTS (continued)

NONINTEREST EXPENSE

				% Change vs.
($ In Millions)	Q3 2020	Q2 2020	Q3 2019	Q2 2020	Q3 2019
Noninterest Expense
Compensation	$461.7	$460.3	$458.0	—%	1%
Employee Benefits	97.5	90.4	87.6	8	11
Outside Services	186.0	176.2	194.0	5	(4)
Equipment and Software	170.7	164.2	151.7	4	13
Occupancy	51.8	60.0	53.0	(14)	(2)
Other Operating Expense	127.0	85.8	92.0	48	38
Total Noninterest Expense	$1,094.7	$1,036.9	$1,036.3	6%	6%
End of Period Full-Time Equivalent Staff	20,700	20,200	19,600	2%	6%

Q3 2020 vs. Q2 2020

▪Compensation expense increased slightly, primarily reflecting higher salary expense driven by unfavorable currency translation and staff growth, partially offset by lower cash-based incentives.
▪Employee benefits expense increased primarily reflecting higher medical costs.
▪Outside services expense increased primarily due to higher technical services costs, third-party advisory fees, and consulting services.
▪Equipment and software expense increased primarily reflecting higher software support and technology maintenance costs.
▪Occupancy expense decreased primarily due to rent and building operating costs recorded in the prior quarter associated with executing workplace real estate strategies.
▪Other operating expense increased primarily due to higher charges related to account servicing activities in the current quarter. Additionally, the current quarter had higher business promotion costs associated with the Northern Trust-sponsored golf tournament.

Q3 2020 vs. Q3 2019

▪Compensation expense increased primarily reflecting higher salary expense driven by staff growth, base pay adjustments and unfavorable currency translation, partially offset by lower cash-based incentives and lower long-term performance-based incentive expense.
▪Employee benefits expense increased primarily due to higher retirement plan expenses.
▪Outside services expense decreased primarily reflecting lower technical services costs, consulting services, and third-party advisory fees.
▪Equipment and software expense increased primarily reflecting higher depreciation and amortization and software support costs.
▪Other operating expense increased primarily due to a $43.4 million charge related to a corporate action processing error, increases in mutual fund co-administration fees, and higher supplemental compensation plans expense, partially offset by lower business promotion expenses due to reduced business travel and lower staff-related expenses. The higher supplemental compensation plans expense resulted in a related increase in miscellaneous income reported in noninterest income.

THIRD QUARTER 2020 RESULTS (continued)

PROVISION FOR INCOME TAX

				% Change vs.
($ In Millions)	Q3 2020	Q2 2020	Q3 2019	Q2 2020	Q3 2019
Net Income
Income before Income Taxes	$389.9	$403.2	$508.6	(3)%	(23)%
Provision for Income Taxes	95.4	89.9	124.0	6	(23)
Net Income	$294.5	$313.3	$384.6	(6)%	(23)%
Effective Tax Rate	24.5%	22.3%	24.4%
Q3 2020 vs. Q2 2020
▪The provision for income taxes increased primarily due to a change in the earnings mix in tax jurisdictions in which the Corporation operates, partially offset by decreased income before income taxes.
Q3 2020 vs. Q3 2019
▪The provision for income taxes decreased primarily due to decreased income before income taxes.

STOCKHOLDERS’ EQUITY
Average total stockholders’ equity increased $715.1 million, or 7%, to $11.4 billion from the prior-year quarter’s average of $10.7 billion. The increase was primarily attributable to earnings and accumulated other comprehensive income since the prior-year period, partially offset by the repurchase of common stock pursuant to the Corporation’s share repurchase program and dividend declarations.
During the current quarter, the Corporation declared cash dividends totaling $16.2 million to preferred stockholders and cash dividends totaling $148.4 million to common stockholders. As the Corporation suspended its open-market share repurchase program on March 16, 2020, the only shares repurchased during the three months ended September 30, 2020 were 18,534 shares of common stock withheld upon the vesting of share-based compensation at a total cost of $1.5 million ($81.02 average price per share) to satisfy tax withholding obligations. During the nine months ended September 30, 2020, the Corporation repurchased 3,262,621 shares of common stock, including 518,745 shares withheld related to share-based compensation, at a total cost of $298.5 million ($91.49 average price per share).

CAPITAL RATIOS

The capital ratios of Northern Trust Corporation and its principal subsidiary, The Northern Trust Company, remained strong at September 30, 2020, exceeding the minimum requirements for classification as “well-capitalized” under applicable U.S. regulatory requirements.
The table below provides capital ratios, as well as the required minimum capital ratios, for Northern Trust Corporation and The Northern Trust Company determined by Basel III phased-in requirements.

	September 30, 2020*		June 30, 2020		September 30, 2019
Capital Ratios - Northern Trust Corporation	Standardized Approach	Advanced Approach	Standardized Approach	Advanced Approach	Standardized Approach	Advanced Approach	Well-Capitalized Ratios	Minimum Capital Ratios
Common Equity Tier 1 Capital	13.4%	13.9%	13.4%	13.9%	12.9%	13.6%	N/A	4.5%
Tier 1 Capital	14.5	15.1	14.6	15.2	14.1	14.9	6.0	6.0
Total Capital	16.5	16.7	16.5	16.8	16.0	16.6	10.0	8.0
Tier 1 Leverage	7.7	7.7	7.6	7.6	8.6	8.6	N/A	4.0
Supplementary Leverage	N/A	8.8	N/A	9.0	N/A	7.6	N/A	3.0

	September 30, 2020*		June 30, 2020		September 30, 2019
Capital Ratios - The Northern Trust Company	Standardized Approach	Advanced Approach	Standardized Approach	Advanced Approach	Standardized Approach	Advanced Approach	Well-Capitalized Ratios	Minimum Capital Ratios
Common Equity Tier 1 Capital	13.8%	14.6%	13.9%	14.7%	13.2%	14.3%	6.5%	4.5%
Tier 1 Capital	13.8	14.6	13.9	14.7	13.2	14.3	8.0	6.0
Total Capital	15.6	16.0	15.7	16.2	14.9	15.8	10.0	8.0
Tier 1 Leverage	7.2	7.2	7.3	7.3	7.9	7.9	5.0	4.0
Supplementary Leverage	N/A	8.1	N/A	8.2	N/A	7.0	3.0	3.0
(*)    Capital ratios for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission.

RECONCILIATION TO FULLY TAXABLE EQUIVALENT

The following table presents a reconciliation of interest income, net interest income, net interest margin, and total revenue prepared in accordance with generally accepted accounting principles to such measures on an FTE basis, which are non-generally accepted accounting financial measures. Net interest margin is calculated by dividing annualized net interest income by average interest-earning assets. Management believes this presentation provides a clearer indication of these financial measures for comparative purposes. When adjusted to an FTE basis, yields on taxable, nontaxable and partially taxable assets are comparable; however, the adjustment to an FTE basis has no impact on net income.

FTE RECONCILIATION	QUARTERS
	2020			2019
($ in Millions)	THIRD	SECOND	FIRST	FOURTH	THIRD
Net Interest Income
Interest Income - GAAP	$355.4	$406.3	$529.2	$576.1	$620.8
Add: FTE Adjustment	7.9	7.7	8.1	9.7	7.6
Interest Income (FTE) - Non-GAAP	$363.3	$414.0	$537.3	$585.8	$628.4

Net Interest Income - GAAP	$328.6	$372.1	$408.1	$420.8	$417.7
Add: FTE Adjustment	7.9	7.7	8.1	9.7	7.6
Net Interest Income (FTE) - Non-GAAP	$336.5	$379.8	$416.2	$430.5	$425.3

Net Interest Margin - GAAP	1.01%	1.20%	1.48%	1.56%	1.58%
Net Interest Margin (FTE) - Non-GAAP	1.03%	1.22%	1.51%	1.59%	1.61%

Total Revenue
Total Revenue - GAAP	$1,485.1	$1,506.1	$1,587.7	$1,547.7	$1,537.9
Add: FTE Adjustment	7.9	7.7	8.1	9.7	7.6
Total Revenue (FTE) - Non-GAAP	$1,493.0	$1,513.8	$1,595.8	$1,557.4	$1,545.5

FORWARD-LOOKING STATEMENTS
This release may include statements which constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified typically by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “likely,” “plan,” “goal,” “target,” “strategy,” and similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements include statements, other than those related to historical facts, that relate to Northern Trust’s financial results and outlook, capital adequacy, dividend policy and share repurchase program, accounting estimates and assumptions, credit quality including allowance levels, future pension plan contributions, effective tax rate, anticipated expense levels, contingent liabilities, acquisitions, strategies, market and industry trends, and expectations regarding the impact of accounting pronouncements and legislation. Forward-looking statements also include statements, other than those related to historical facts, that relate to the ongoing COVID-19 (coronavirus) pandemic and its impact on global economic and market conditions and Northern Trust's business, financial condition, and results of operations. These statements are based on Northern Trust’s current beliefs and expectations of future events or future results, and involve risks and uncertainties that are difficult to predict and subject to change. These statements are also based on assumptions about many important factors, including the factors discussed in Northern Trust’s most recent annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission, all of which are available on Northern Trust’s website. We caution you not to place undue reliance on any forward-looking statement as actual results may differ materially from those expressed or implied by forward-looking statements. Northern Trust assumes no obligation to update its forward-looking statements.

WEBCAST OF THIRD QUARTER EARNINGS CONFERENCE CALL
Northern Trust’s third quarter earnings conference call will be webcast on October 21, 2020. The live call will be conducted at 9:00 a.m. CT and is accessible on Northern Trust’s website at:
https://www.northerntrust.com/about-us/investor-relations
A recording of the live call will be available on Northern Trust’s website from 1:00 p.m. CT on October 21, 2020, for approximately four weeks. Participants will need Windows Media or Adobe Flash software. This earnings release can also be accessed at Northern Trust’s website.

About Northern Trust
Northern Trust Corporation (Nasdaq: NTRS) is a leading provider of wealth management, asset servicing, asset management and banking to corporations, institutions, affluent families and individuals. Founded in Chicago in 1889, Northern Trust has a global presence with offices in 22 U.S. states and Washington, D.C., and across 22 locations in Canada, Europe, the Middle East and the Asia-Pacific region. As of September 30, 2020, Northern Trust had assets under custody/administration of US $13.1 trillion, and assets under management of US $1.3 trillion. For more than 130 years, Northern Trust has earned distinction as an industry leader for exceptional service, financial expertise, integrity and innovation. Visit northerntrust.com or follow us on Twitter @NorthernTrust.
Northern Trust Corporation, Head Office: 50 South La Salle Street, Chicago, Illinois 60603 U.S.A., incorporated with limited liability in the U.S. Global legal and regulatory information can be found at https://www.northerntrust.com/terms-and-conditions.

/ / /

NORTHERN TRUST CORPORATION	Page 1
(Supplemental Consolidated Financial Information)

STATEMENT OF INCOME DATA
($ In Millions Except Per Share Data)	THIRD QUARTER
	2020	2019	% Change(1)
Noninterest Income
Trust, Investment and Other Servicing Fees	$1,003.8	$975.5	3%
Foreign Exchange Trading Income	61.6	59.7	3
Treasury Management Fees	11.6	11.2	3
Security Commissions and Trading Income	26.0	29.1	(10)
Other Operating Income	53.5	45.1	19
Investment Security Gains (Losses), net	—	(0.4)	N/M
Total Noninterest Income	1,156.5	1,120.2	3

Net Interest Income
Interest Income	355.4	620.8	(43)
Interest Expense	26.8	203.1	(87)
Net Interest Income	328.6	417.7	(21)

Total Revenue	1,485.1	1,537.9	(3)

Provision for Credit Losses	0.5	(7.0)	N/M

Noninterest Expense
Compensation	461.7	458.0	1
Employee Benefits	97.5	87.6	11
Outside Services	186.0	194.0	(4)
Equipment and Software	170.7	151.7	13
Occupancy	51.8	53.0	(2)
Other Operating Expense	127.0	92.0	38
Total Noninterest Expense	1,094.7	1,036.3	6

Income before Income Taxes	389.9	508.6	(23)
Provision for Income Taxes	95.4	124.0	(23)
NET INCOME	$294.5	$384.6	(23)%

Dividends on Preferred Stock	$16.2	$17.4	(7)%
Earnings Allocated to Participating Securities	3.3	4.5	(29)
Earnings Allocated to Common and Potential Common Shares	275.0	362.7	(24)

Per Common Share
Net Income
Basic	$1.32	$1.70	(22)%
Diluted	1.32	1.69	(22)

Average Common Equity	$10,518.0	$9,805.8	7%
Return on Average Common Equity	10.5%	14.9%
Return on Average Assets	0.83%	1.31%

Cash Dividends Declared per Common Share	$0.70	$0.70	—%

Average Common Shares Outstanding (000s)
Basic	208,106	213,177
Diluted	208,688	214,207
Common Shares Outstanding (EOP) (000s)	208,121	211,882
(1)Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.
N/M - Not meaningful

NORTHERN TRUST CORPORATION	Page 2
(Supplemental Consolidated Financial Information)

STATEMENT OF INCOME DATA	THIRD	SECOND
($ In Millions Except Per Share Data)	QUARTER	QUARTER
	2020	2020	% Change(1)
Noninterest Income
Trust, Investment and Other Servicing Fees	$1,003.8	$961.5	4%
Foreign Exchange Trading Income	61.6	71.3	(14)
Treasury Management Fees	11.6	11.4	1
Security Commissions and Trading Income	26.0	33.2	(22)
Other Operating Income	53.5	56.5	(5)
Investment Security Gains (Losses), net	—	0.1	(100)
Total Noninterest Income	1,156.5	1,134.0	2

Net Interest Income
Interest Income	355.4	406.3	(13)
Interest Expense	26.8	34.2	(21)
Net Interest Income	328.6	372.1	(12)

Total Revenue	1,485.1	1,506.1	(1)

Provision for Credit Losses	0.5	66.0	(99)

Noninterest Expense
Compensation	461.7	460.3	—
Employee Benefits	97.5	90.4	8
Outside Services	186.0	176.2	5
Equipment and Software	170.7	164.2	4
Occupancy	51.8	60.0	(14)
Other Operating Expense	127.0	85.8	48
Total Noninterest Expense	1,094.7	1,036.9	6

Income before Income Taxes	389.9	403.2	(3)
Provision for Income Taxes	95.4	89.9	6
NET INCOME	$294.5	$313.3	(6)%

Dividends on Preferred Stock	$16.2	$4.8	N/M
Earnings Allocated to Participating Securities	3.3	3.4	(5)
Earnings Allocated to Common and Potential Common Shares	275.0	305.1	(10)

Per Common Share
Net Income
Basic	$1.32	$1.47	(10)%
Diluted	1.32	1.46	(10)

Average Common Equity	$10,518.0	$10,156.5	4%
Return on Average Common Equity	10.5%	12.2%
Return on Average Assets	0.83%	0.91%

Cash Dividends Declared per Common Share	$0.70	$0.70	—%

Average Common Shares Outstanding (000s)
Basic	208,106	208,069
Diluted	208,688	208,568
Common Shares Outstanding (EOP) (000s)	208,121	208,093
(1)Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.
N/M - Not meaningful

NORTHERN TRUST CORPORATION	Page 3
(Supplemental Consolidated Financial Information)

STATEMENT OF INCOME DATA
($ In Millions Except Per Share Data)	NINE MONTHS
	2020	2019	% Change(1)
Noninterest Income
Trust, Investment and Other Servicing Fees	$2,968.9	$2,859.9	4%
Foreign Exchange Trading Income	221.8	186.4	19
Treasury Management Fees	34.0	34.1	—
Security Commissions and Trading Income	100.9	75.8	33
Other Operating Income	144.4	113.0	28
Investment Security Gains (Losses), net	0.1	(0.9)	N/M
Total Noninterest Income	3,470.1	3,268.3	6

Net Interest Income
Interest Income	1,290.9	1,923.8	(33)
Interest Expense	182.1	666.7	(73)
Net Interest Income	1,108.8	1,257.1	(12)

Total Revenue	4,578.9	4,525.4	1

Provision for Credit Losses	127.5	(13.5)	N/M

Noninterest Expense
Compensation	1,421.8	1,395.5	2
Employee Benefits	285.8	262.6	9
Outside Services	555.0	568.8	(2)
Equipment and Software	497.1	447.2	11
Occupancy	162.9	155.5	5
Other Operating Expense	274.6	241.6	14
Total Noninterest Expense	3,197.2	3,071.2	4

Income before Income Taxes	1,254.2	1,467.7	(15)
Provision for Income Taxes	285.8	346.6	(18)
NET INCOME	$968.4	$1,121.1	(14)%

Dividends on Preferred Stock(2)	$51.5	$40.6	27%
Earnings Allocated to Participating Securities	10.6	12.6	(16)
Earnings Allocated to Common and Potential Common Shares	906.3	1,067.9	(15)

Per Common Share
Net Income
Basic	$4.35	$4.95	(12)%
Diluted	4.34	4.92	(12)

Average Common Equity	$10,192.0	$9,670.5	5
Return on Average Common Equity	12.0%	14.9%
Return on Average Assets	0.96%	1.28%

Cash Dividends Declared per Common Share	$2.10	$1.90	11%

Average Common Shares Outstanding (000s)
Basic	208,351	215,832
Diluted	209,023	216,864
Common Shares Outstanding (EOP) (000s)	208,121	211,882
(1)Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.
(2)Dividends on Preferred Stock in 2020 includes $11.5 million related to the difference between the redemption amount of the Corporation's Series C Non-Cumulative Perpetual Preferred Stock, which was redeemed in the first quarter of 2020, and its carrying value.
N/M - Not meaningful

NORTHERN TRUST CORPORATION	Page 4
(Supplemental Consolidated Financial Information)

BALANCE SHEET
($ In Millions)	SEPTEMBER 30
	2020	2019	% Change(1)
Assets
Federal Reserve and Other Central Bank Deposits and Other(2)	$39,205.9	$22,474.4	74%
Interest-Bearing Due from and Deposits with Banks(3)	4,850.6	6,361.2	(24)
Federal Funds Sold and Securities Purchased under Agreements to Resell	1,533.4	535.0	187
Securities
U.S. Government	4,264.2	5,766.8	(26)
Obligations of States and Political Subdivisions	2,603.1	1,164.0	124
Government Sponsored Agency	24,572.1	22,624.2	9
Other(4)	29,157.1	21,933.6	33
Total Securities	60,596.5	51,488.6	18
Loans and Leases	32,766.3	30,844.2	6
Total Earning Assets	138,952.7	111,703.4	24
Allowance for Credit Losses	(223.0)	(105.7)	111
Cash and Due from Banks and Other Central Bank Deposits(5)	2,690.1	2,685.1	—
Buildings and Equipment	510.0	400.5	27
Client Security Settlement Receivables	2,296.8	2,102.2	9
Goodwill	698.0	687.2	2
Other Assets	7,157.4	6,883.1	4
Total Assets	$152,082.0	$124,355.8	22%

Liabilities and Stockholders’ Equity
Interest-Bearing Deposits
Savings, Money Market and Other	$25,379.1	$18,668.7	36%
Savings Certificates and Other Time	1,486.7	895.2	66
Non-U.S. Offices - Interest-Bearing	61,345.6	55,694.8	10
Total Interest-Bearing Deposits	88,211.4	75,258.7	17
Short-Term Borrowings	8,245.3	8,265.8	—
Senior Notes	3,655.6	2,597.5	41
Long-Term Debt	1,196.0	1,159.7	3
Floating Rate Capital Debt	277.7	277.7	—
Total Interest-Related Funds	101,586.0	87,559.4	16
Demand and Other Noninterest-Bearing Deposits	34,377.7	22,005.5	56
Other Liabilities	4,539.2	3,979.6	14
Total Liabilities	140,502.9	113,544.5	24
Common Equity	10,694.2	9,929.3	8
Preferred Equity	884.9	882.0	—
Total Equity	11,579.1	10,811.3	7
Total Liabilities and Stockholders’ Equity	$152,082.0	$124,355.8	22%
(1)    Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.
(2)    Federal Reserve and Other Central Bank Deposits and Other includes collateral deposits with certain securities depositories and clearing houses for the purpose of presenting earning assets; such deposits are presented in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.
(3)    Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.
(4)    Other securities include certain community development investments and Federal Home Loan Bank and Federal Reserve stock, which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.
(5)     Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

NORTHERN TRUST CORPORATION	Page 5
(Supplemental Consolidated Financial Information)

BALANCE SHEET
($ In Millions)	SEPTEMBER 30	JUNE 30
	2020	2020	% Change(1)
Assets
Federal Reserve and Other Central Bank Deposits and Other(2)	$39,205.9	$42,213.9	(7)%
Interest-Bearing Due from and Deposits with Banks(3)	4,850.6	4,918.8	(1)
Federal Funds Sold and Securities Purchased under Agreements to Resell	1,533.4	1,505.5	2
Securities
U.S. Government	4,264.2	4,274.3	—
Obligations of States and Political Subdivisions	2,603.1	2,033.0	28
Government Sponsored Agency	24,572.1	23,409.1	5
Other(4)	29,157.1	26,622.4	10
Total Securities	60,596.5	56,338.8	8
Loans and Leases	32,766.3	33,757.3	(3)
Total Earning Assets	138,952.7	138,734.3	—
Allowance for Credit Losses	(223.0)	(218.0)	2
Cash and Due from Banks and Other Central Bank Deposits(5)	2,690.1	2,417.9	11
Buildings and Equipment	510.0	501.0	2
Client Security Settlement Receivables	2,296.8	2,069.9	11
Goodwill	698.0	690.6	1
Other Assets	7,157.4	7,237.2	(1)
Total Assets	$152,082.0	$151,432.9	—%

Liabilities and Stockholders’ Equity
Interest-Bearing Deposits
Savings, Money Market and Other	$25,379.1	$24,657.6	3%
Savings Certificates and Other Time	1,486.7	1,505.7	(1)
Non-U.S. Offices - Interest-Bearing	61,345.6	67,277.5	(9)
Total Interest-Bearing Deposits	88,211.4	93,440.8	(6)
Short-Term Borrowings	8,245.3	8,229.1	—
Senior Notes	3,655.6	3,667.3	—
Long-Term Debt	1,196.0	1,200.4	—
Floating Rate Capital Debt	277.7	277.7	—
Total Interest-Related Funds	101,586.0	106,815.3	(5)
Demand and Other Noninterest-Bearing Deposits	34,377.7	28,613.3	20
Other Liabilities	4,539.2	4,622.1	(2)
Total Liabilities	140,502.9	140,050.7	—
Common Equity	10,694.2	10,497.3	2
Preferred Equity	884.9	884.9	—
Total Equity	11,579.1	11,382.2	2
Total Liabilities and Stockholders’ Equity	$152,082.0	$151,432.9	—%
(1)    Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.
(2)    Federal Reserve and Other Central Bank Deposits and Other includes collateral deposits with certain securities depositories and clearing houses for the purpose of presenting earning assets; such deposits are presented in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.
(3)    Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.
(4)    Other securities include certain community development investments and Federal Home Loan Bank and Federal Reserve stock, which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.
(5)     Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

NORTHERN TRUST CORPORATION	Page 6
(Supplemental Consolidated Financial Information)

AVERAGE BALANCE SHEET
($ In Millions)	THIRD QUARTER
	2020	2019	% Change(1)
Assets
Federal Reserve and Other Central Bank Deposits and Other(2)	$31,602.3	$17,524.9	80%
Interest-Bearing Due from and Deposits with Banks(3)	4,816.1	5,656.5	(15)
Federal Funds Sold and Securities Purchased under Agreements to Resell	1,792.3	816.9	119
Securities
U.S. Government	4,290.9	5,506.5	(22)
Obligations of States and Political Subdivisions	2,319.3	906.6	156
Government Sponsored Agency	24,027.6	22,494.1	7
Other(4)	27,434.3	21,117.7	30
Total Securities	58,072.1	50,024.9	16
Loans and Leases	33,085.2	30,935.9	7
Total Earning Assets	129,368.0	104,959.1	23
Allowance for Credit Losses	(218.4)	(111.2)	96
Cash and Due from Banks and Other Central Bank Deposits(5)	2,293.3	2,551.5	(10)
Buildings and Equipment	512.2	411.9	24
Client Security Settlement Receivables	1,155.0	1,089.6	6
Goodwill	697.8	680.4	3
Other Assets	7,117.5	6,770.8	5
Total Assets	$140,925.4	$116,352.1	21%

Liabilities and Stockholders’ Equity
Interest-Bearing Deposits
Savings, Money Market and Other	$24,305.4	$17,802.7	37%
Savings Certificates and Other Time	1,502.1	898.9	67
Non-U.S. Offices - Interest-Bearing	61,834.9	53,631.5	15
Total Interest-Bearing Deposits	87,642.4	72,333.1	21
Short-Term Borrowings	6,628.7	8,768.8	(24)
Senior Notes	3,666.3	2,587.7	42
Long-Term Debt	1,199.0	1,156.7	4
Floating Rate Capital Debt	277.7	277.7	—
Total Interest-Related Funds	99,414.1	85,124.0	17
Demand and Other Noninterest-Bearing Deposits	25,202.3	16,687.3	51
Other Liabilities	4,906.1	3,853.0	27
Total Liabilities	129,522.5	105,664.3	23
Common Equity	10,518.0	9,805.8	7
Preferred Equity	884.9	882.0	—
Total Equity	11,402.9	10,687.8	7
Total Liabilities and Stockholders’ Equity	$140,925.4	$116,352.1	21%
(1)    Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.
(2)    Federal Reserve and Other Central Bank Deposits and Other includes collateral deposits with certain securities depositories and clearing houses for the purpose of presenting earning assets; such deposits are presented in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.
(3)    Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.
(4)     Other securities include certain community development investments and Federal Home Loan Bank and Federal Reserve stock, which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.
(5)     Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

NORTHERN TRUST CORPORATION	Page 7
(Supplemental Consolidated Financial Information)

AVERAGE BALANCE SHEET	THIRD	SECOND
($ In Millions)	QUARTER	QUARTER
	2020	2020	% Change(1)
Assets
Federal Reserve and Other Central Bank Deposits and Other(2)	$31,602.3	$30,299.0	4%
Interest-Bearing Due from and Deposits with Banks(3)	4,816.1	5,505.7	(13)
Federal Funds Sold and Securities Purchased under Agreements to Resell	1,792.3	985.9	82
Securities
U.S. Government	4,290.9	4,472.3	(4)
Obligations of States and Political Subdivisions	2,319.3	1,834.7	26
Government Sponsored Agency	24,027.6	23,398.2	3
Other(4)	27,434.3	23,179.2	18
Total Securities	58,072.1	52,884.4	10
Loans and Leases	33,085.2	35,506.7	(7)
Total Earning Assets	129,368.0	125,181.7	3
Allowance for Credit Losses	(218.4)	(160.2)	36
Cash and Due from Banks and Other Central Bank Deposits(5)	2,293.3	2,966.7	(23)
Buildings and Equipment	512.2	507.0	1
Client Security Settlement Receivables	1,155.0	1,297.6	(11)
Goodwill	697.8	689.6	1
Other Assets	7,117.5	8,288.2	(14)
Total Assets	$140,925.4	$138,770.6	2%

Liabilities and Stockholders’ Equity
Interest-Bearing Deposits
Savings, Money Market and Other	$24,305.4	$24,017.0	1%
Savings Certificates and Other Time	1,502.1	1,403.6	7
Non-U.S. Offices - Interest-Bearing	61,834.9	63,592.7	(3)
Total Interest-Bearing Deposits	87,642.4	89,013.3	(2)
Short-Term Borrowings	6,628.7	7,360.1	(10)
Senior Notes	3,666.3	3,332.9	10
Long-Term Debt	1,199.0	1,198.3	—
Floating Rate Capital Debt	277.7	277.7	—
Total Interest-Related Funds	99,414.1	101,182.3	(2)
Demand and Other Noninterest-Bearing Deposits	25,202.3	21,856.7	15
Other Liabilities	4,906.1	4,690.2	5
Total Liabilities	129,522.5	127,729.2	1
Common Equity	10,518.0	10,156.5	4
Preferred Equity	884.9	884.9	—
Total Equity	11,402.9	11,041.4	3
Total Liabilities and Stockholders’ Equity	$140,925.4	$138,770.6	2%
(1)    Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.
(2)    Federal Reserve and Other Central Bank Deposits and Other includes collateral deposits with certain securities depositories and clearing houses for the purpose of presenting earning assets; such deposits are presented in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.
(3)    Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.
(4)     Other securities include certain community development investments and Federal Home Loan Bank and Federal Reserve stock, which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.
(5)     Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

NORTHERN TRUST CORPORATION	Page 8
(Supplemental Consolidated Financial Information)

QUARTERLY TREND DATA	2020			2019
($ In Millions Except Per Share Data)	QUARTERS			QUARTERS
	THIRD	SECOND	FIRST	FOURTH	THIRD
Net Income Summary
Trust, Investment and Other Servicing Fees	$1,003.8	$961.5	$1,003.6	$992.2	$975.5
Other Noninterest Income	152.7	172.5	176.0	134.7	144.7
Net Interest Income	328.6	372.1	408.1	420.8	417.7
Total Revenue	1,485.1	1,506.1	1,587.7	1,547.7	1,537.9
Provision for Credit Losses	0.5	66.0	61.0	(1.0)	(7.0)
Noninterest Expense	1,094.7	1,036.9	1,065.6	1,072.3	1,036.3
Income before Income Taxes	389.9	403.2	461.1	476.4	508.6
Provision for Income Taxes	95.4	89.9	100.5	105.3	124.0
Net Income	$294.5	$313.3	$360.6	$371.1	$384.6

Per Common Share
Net Income - Basic	$1.32	$1.47	$1.56	$1.71	$1.70
- Diluted	1.32	1.46	1.55	1.70	1.69
Cash Dividends Declared per Common Share	0.70	0.70	0.70	0.70	0.70
Book Value (EOP)	51.38	50.45	48.04	46.82	46.86
Market Value (EOP)	77.97	79.34	75.46	106.24	93.32

Financial Ratios
Return on Average Common Equity	10.5%	12.2%	13.4%	14.8%	14.9%
Return on Average Assets	0.83	0.91	1.17	1.25	1.31
Net Interest Margin (GAAP)	1.01	1.20	1.48	1.56	1.58
Net Interest Margin (FTE*)	1.03	1.22	1.51	1.59	1.61

Assets Under Custody / Administration ($ in Billions) - EOP
Corporate & Institutional Services	$12,263.2	$11,347.1	$10,236.5	$11,311.6	$10,864.0
Wealth Management	814.4	751.2	640.1	738.8	701.2
Total Assets Under Custody / Administration	$13,077.6	$12,098.3	$10,876.6	$12,050.4	$11,565.2

Assets Under Custody ($ In Billions) - EOP
Corporate & Institutional Services	$9,312.2	$8,542.7	$7,620.8	$8,497.8	$8,061.4
Wealth Management	810.4	747.9	633.9	735.7	698.7
Total Assets Under Custody	$10,122.6	$9,290.6	$8,254.7	$9,233.5	$8,760.1

Assets Under Management ($ In Billions) - EOP
Corporate & Institutional Services	$993.2	$954.0	$842.6	$917.5	$901.3
Wealth Management	318.5	303.8	276.7	313.8	300.5
Total Assets Under Management	$1,311.7	$1,257.8	$1,119.3	$1,231.3	$1,201.8

Asset Quality ($ In Millions) - EOP
Nonaccrual Loans and Leases	$98.0	$98.5	$103.9	$83.6	$113.1
Other Real Estate Owned (OREO)	0.9	0.9	1.6	3.2	3.2
Total Nonaccrual Assets	$98.9	$99.4	$105.5	$86.8	$116.3
Nonaccrual Assets / Loans and Leases and OREO	0.30%	0.29%	0.28%	0.28%	0.38%
Gross Charge-offs	$(0.8)	$(0.4)	$(1.8)	$(3.8)	$(1.1)
Gross Recoveries	1.2	3.0	1.1	1.5	1.7
Net Recoveries (Charge-offs)	$0.4	$2.6	$(0.7)	$(2.3)	$0.6
Annualized Net Recoveries (Charge-offs) to Avg Loans and Leases	—%	0.03%	(0.01)%	(0.03)%	0.01%
Allowance for Credit Losses Assigned to:
Loans and Leases	$215.4	$210.2	$147.2	$104.5	$105.7
Undrawn Loan Commitments and Standby Letters of Credit	44.9	49.0	40.4	19.9	22.0
Debt Securities and Other Financial Assets	7.6	7.8	10.8	—	—
Loans and Leases Allowance / Nonaccrual Loans and Leases	2.2x	2.1x	1.4x	1.3x	0.9x
(*)    Net interest margin presented on an FTE basis is a non-generally accepted accounting principle financial measure that facilitates the analysis of asset yields. Please refer to the Reconciliation to Fully Taxable Equivalent section for further detail.